Filed Pursuant to Rule 497
File No. 333-175654

FS INVESTMENT CORPORATION II

Supplement dated June 6, 2013
to
Prospectus dated May 14, 2013

This supplement contains information which amends, supplements or modifies certain information contained in the Prospectus of FS Investment Corporation II dated May 14, 2013, as previously supplemented and amended (as so supplemented and amended, the “Prospectus”).

You should carefully consider the “Risk Factors” beginning on page 34 of the Prospectus before you decide to invest in shares of our common stock.

Receipt of Co-Investment Exemptive Relief

In an order dated June 4, 2013, the SEC granted exemptive relief permitting us to co-invest with certain of our affiliates in privately negotiated transactions.  Subject to satisfaction of certain conditions specified in the order, we are now permitted to co-invest in additional investment opportunities, including investments originated and directly negotiated by our sub-adviser, GDFM, with FS Investment Corporation, FS Energy and Power Fund and any future affiliated BDCs.